Merger - Summary Of The Company Obtain The Assets And Liabilities (Detail) $ in Thousands	Dec. 31, 2024 USD ($)
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Net [Abstract]
Cash and cash equivalents	$ 85,230
Prepaid expenses and other current assets	319
Accounts payable	(1,988)
Accrued expenses and other current liabilities	(5,405)
Net assets acquired	$ 78,156